Exhibit 99.1

Winter 2012-2013 Rochester Medical Corporation Investor Presentation

Outline Company Overview Investment Considerations Global Revenue Growth Trend Sound Growth Strategy Market Opportunity & Product Lines Financial Summary & Outlook 2

Company Overview Founded in 1988 Develop, manufacture and market innovative disposable incontinence and bladder drainage products Advanced technology company with deep & growing patent portfolio Vertically integrated with strong R&D and proprietary manufacturing capabilities Global sales & distribution presence with focus in North America and Europe Private label supplier to leading medical device companies 3

Investment Considerations Mid-teens revenue growth & doubling of net income this fiscal year Superior technologies enable market share gains in large global markets Favorable reimbursement changes support our technologies Seasoned US sales team & broad international distribution Recent divestiture strengthens profitability Strong balance sheet & cash flow generation Material equity ownership by management team 4

Global Revenue Growth: Driven by Accelerating Direct Sales, US & OUS *F09 if £ to $ exchange rates had not fallen (1.966 – 1.558) 5

Sound Growth Strategy: Drive Sales, Profit & Cash Flow Improvements Deliver mid-teens top-line growth* Paced by robust U.S. and U.K. Direct Sales growth Other international Direct Sales markets growing modestly Moderate Private Label sales growth Improve profitability Fixed cost leverage & reduced operating expense Divestiture of unprofitable Foley business Product mix shift to Direct Sales Generate increased cash flow Internally fund projected growth Expand manufacturing capacity 6 *Excludes divested Foley catheter product line

Global Market Opportunities: Superior Products Drive Share Capture (US$, millions) Product U.S. Market Europe Market Total Global Market Estimated Market 5 Year CAGR (%) ROCM Global Market Share (%) Key Competitors Intermittent Catheters $400 $400 $800 Low single digits <3% Coloplast, Hollister Male External Catheters $50 $78 $128 Low single digits <20%* Coloplast, Hollister Total: $450 $478 $928 Low single digits 7 *MEC unit share approximates 30% while dollar share is lower due to transfer pricing variations.

Innovative Products Products Features & Benefits Intermittent Catheters Magic3 & Hydrosil 3-layer construction enables soft, gentle outer layer with firm inner layer for easy insertion & removal Silicone (non-latex) Hydrophilic, antibacterial & phthalate-free Male External Catheters Spirit™ Hydrocolloid Adhesive Sheath Advanced adhesive innovations New product introductions expand market Silicone plus Hydrocolloid adhesive aids skin integrity FemSoft Insert Elegant, non-surgical solution to female stress incontinence Powerful clinician and patient testimonials 8

Intermittent Catheters 9 Biggest growth driver for Rochester Medical Gaining share in $800 million growing worldwide market

Male External Catheters 10 Latex free Skin-friendly advanced adhesive innovations Wide array of styles and sizes offers security, confidence and convenience Spirit™ launched October 2012 First and only male external catheter to combine the moisture-wicking properties of a hydrocolloid adhesive with the superior breathability of silicone

FemSoft Insert An elegant & proprietary solution for female stress incontinence Stress incontinence affects 14 million women in the U.S. Very positive response from OB/GYNs & urologists Compelling testimonials from consumers “FemSoft saved my life!” 11 U.S. and U.K. reimbursement coverage granted Guidance assumes very modest FemSoft revenue “(FemSoft) will give you your freedom back.”

Favorable Market Dynamics: Support Growth & Share Gains Products Key Market Drivers Intermittent Catheters New product features offer measureable patient benefits & attract clinician support Change in U.S. reimbursement in 2009 allowing 200 catheters/month, up from 4/month International penetration Male External Catheters Skin-friendly advanced adhesive innovations International penetration FemSoft Insert Increasing awareness of FemSoft as non-surgical solution to a leading women’s health issue Favorable U.K. reimbursement 12

Sound Growth Strategy: Major U.S. Sales Force & OUS Presence Significant U.S. Home Care sales infrastructure ~21 reps today vs. 3 in 2010 Steadily increasing share of scripts written We estimate 1 of every 4 new patient scripts written for Rochester brand product Direct sales presence in the U.K. and the Netherlands United Kingdom: 29 reps Netherlands: 12 reps Broad distribution presence in continental Europe and emerging markets (i.e., Asia/Pacific, Latin America) 13

U.S. Sales Force Coverage – 2012 = One sales rep = One regional sales manager 14

Sound Growth Strategy: Expand Internationally to Drive OUS Sales Drive organic growth in existing international markets Primary markets: Europe & Middle East Direct sales force located in the U.K. & the Netherlands Extensive distributor network outside the U.K. Partnered with Teleflex to sell our branded products Evaluate the establishment of a small, direct sales force in Germany The largest home care market in Europe Explore accretive acquisitions To access new markets and/or expand product lines 15

Blue shading denotes Rochester Medical Direct Sales activity LTM Distribution relationships in 58 countries Rochester Medical- manufactured products marketed in more than 75 countries 16 Global Sales & Distribution: International Sales – 63% of FY12 Total Sales

Sound Growth Strategy: Private Label a Steady Grower Solid relationships with leading medical products customers around the world Coloplast Hollister B. Braun Quarterly fluctuations in sales growth will diminish as Private-label sales represent a smaller % of total sales 17

Sound Growth Strategy: Divestiture of Foley Catheter Line Rationale for divestiture: to be a stronger, faster growing & more profitable company High barriers in Foley market Extensive manufacturing & marketing costs reduced operating income Financial implications of divestiture Near-term: limited impact – approx. $200,000 in severance-related costs Longer-term: higher gross margins, substantially lower operating expenses and at least $3 million in incremental operating profit 18

Recent Quarterly Results (as of 9/30/12) 19 *Revenue presented on reported basis including the effects of currency. Excluding currency effects, Q412 & FY12 revenue growth was 16% and 18%, respectively.

Q4 & Fiscal Year 2012 Highlights Record revenue and record operating income for Rochester Medical U.S. growth robust, driven by strong Intermittent Catheter line performance Intermittent Catheters grew 44% worldwide in Q412 on share gains in this $800 million global market The U.K. reported solid growth and our business in the Netherlands is showing signs of improvement Private Label business remains a steady contributor and is performing nicely in line with our expectations 20

Financial Profile (as of 9/30/12) Strong balance sheet $20.7 million in cash & marketable securities $17.5 million working capital (excluding cash) $5 million available on a $5 million Line of Credit Zero debt Positive free cash flow Share repurchase plan availability 21

Looking Ahead FY13 guidance(excluding Foley Business): $67 million in revenues, up 17%* $7 million in after-tax income** Expect strong direct Home Care sales growth Primarily driven by Intermittent Catheter products U.S. growth fastest complemented by more moderate Europe/ROW growth Expect stable Private Label sales growth Innovative new products under development Expect solid profitability to continue to improve 22 *Excludes divested Foley catheter product line. **Includes $150,000 in medical device excise tax in G&A.

Summary Rochester Medical is focused on delivering solid top line growth and improving profitability Clear strategy to grow sales Highly advanced & innovative product portfolio with further advanced products in the pipeline Large, global markets with opportunities to gain abundant market share Strong global sales and distribution platform supports the strategy Key sources of operating margin improvement identified and underway Healthy balance sheet 23

Forward Looking Statements This presentation contains “forward-looking statements” with in the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results of Rochester Medical. Such statements are based on currently available information, operating plans and management’s expectations about future events and trends. Such statements inherently involve significant risks and uncertainties that could cause actual results to differ materially from those predicted in such forward-looking statements, including the uncertainty of estimated revenues and profits, the uncertainty of current domestic and international economic conditions that could adversely affect the level of demand for the Company’s products and increased volatility in foreign exchange rates, the uncertainty of market acceptance of new product introductions, and our level of success in marketing our Rochester Medical branded products, the uncertainty of gaining new strategic relationships or locating and capitalizing on strategic opportunities, the uncertainty of timing of Private Label Sales revenues (particularly international customers), FDA and other regulatory review and response times, and other risk factors listed from time to time in the Company’s SEC reports and filings, including, without limitation, the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended September 30, 2011 quarterly reports on Forms 10-Q. Readers are cautioned not to place undue reliance on any such forward-looking statements, which speak only as of the date they are made. The Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. 24

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